                                                                   EXHIBIT 10.1


                                SECOND AMENDMENT

         THIS SECOND AMENDMENT (this "Amendment") dated as of February 9, 2004 (the "Execution Date") to the Credit Agreement referenced below is by and among IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

                                  WITNESSETH

         WHEREAS, a $475 million credit facility was established in favor of the Borrower pursuant to the terms of that certain Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of February 7, 2003 among the Borrower, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent;

         WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement as set forth herein; and

         WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

         2.       Amendments.

         (a) The second sentence of Section 4.02(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Notwithstanding the terms of clause (iii) in the preceding sentence, the parties hereto agree that with respect to the sale of stock of Rocky Mountain (or the sale of assets of Rocky Mountain), the Net Asset Sale Proceeds received by the Borrower or any of its Subsidiaries in connection with such sale shall be subject to the reinvestment provisions described in clause (iii) of the preceding sentence.

         (b) The grid in Section 10.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


         Fiscal Year Ending        Maximum Capital Expenditures

         September 30, 2003               $ 80,000,000
         September 30, 2004               $165,000,000
         September 30, 2005               $ 95,000,000
         September 30, 2006               $ 90,000,000
         September 30, 2007               $ 85,000,000
         September 30, 2008               $ 85,000,000
         September 30, 2009               $ 85,000,000

         (c)      The grid in the definition of Applicable Margin set forth in
Section 12.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


                                                           Applicable Margins
                                                   Eurodollar
                                     Base Rate        Rate        Base Rate     Eurodollar Rate
Pricing        Consolidated          Revolving      Revolving     Tranche B     Tranche B Term       Commitment
 Level        Leverage Ratio           Loans          Loans       Term Loans         Loans           Commission

  I            <3.5:1.0                1.75%         2.75%         1.50%            2.50%              0.50%
               -
  II       <4.0:1.0 and >3.5:1.0       2.25%         3.25%         1.75%            2.75%              0.50%
           -
 III            >4.0:1.0               2.50%         3.50%         1.75%            2.75%              0.50%

         3. Conditions Precedent. This Amendment shall be effective on the date (the "Effective Date") on which the following conditions precedent have been satisfied:

                  (a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors and the Lenders; and

                  (b) receipt on or before the Effective Date by the Administrative Agent of all other fees and reasonable expenses due and payable by the Borrower in connection with this Amendment;

         4. Reaffirmation of Representations and Warranties. The Borrower affirms that the representations and warranties in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date).

         5. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

         6. Reaffirmation of Security Interests. The Borrower and each Guarantor (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

         7. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                  IASIS HEALTHCARE CORPORATION,
                           a Delaware corporation

                           By: /s/ John M. Doyle
                              -------------------------------------------------
                           Name: John M. Doyle
                           Title: VP, Treasurer

GUARANTORS:                ARIZONA DIAGNOSTIC & SURGICAL CENTER, INC.,
                           a Delaware corporation
                           BAPTIST JOINT VENTURE HOLDINGS, INC.,
                           a Delaware corporation
                           BEAUMONT HOSPITAL HOLDINGS, INC.,
                           a Delaware corporation
                           BILTMORE SURGERY CENTER HOLDINGS, INC.,
                           a Delaware corporation
                           BILTMORE SURGERY CENTER, INC.,
                           an Arizona corporation
                           BROOKWOOD DIAGNOSTIC CENTER OF TAMPA, INC., a Delaware corporation
                           CLINICARE OF ARIZONA, INC.,
                           a Delaware corporation
                           CLINICARE OF TEXAS, INC.,
                           a Delaware corporation
                           CLINICARE OF UTAH, INC.,
                           a Delaware corporation
                           DAVIS HOSPITAL HOLDINGS, INC.
                           a Delaware corporation
                           DAVIS SURGICAL CENTER HOLDINGS, INC.,
                           a Delaware corporation
                           FIRST CHOICE PHYSICIANS NETWORK HOLDINGS, INC., a Delaware corporation
                           IASIS FINANCE, INC.,
                           a Delaware corporation


                           By: /s/ John M. Doyle
                              -------------------------------------------------
                           Name: John M. Doyle
                           Title: VP, Treasurer

                            [Signature Pages Follow]


                                                   IASIS HEALTHCARE CORPORATION
                                                               SECOND AMENDMENT

GUARANTORS (CONTINUED):    IASIS HEALTHCARE HOLDINGS, INC.,
                           a Delaware corporation
                           IASIS HOME INFUSION AND MEDICAL EQUIPMENT, INC., a Delaware corporation
                           IASIS HOSPITAL NURSE STAFFING COMPANY,
                           a Delaware corporation
                           IASIS MANAGEMENT COMPANY,
                           a Delaware corporation
                           IASIS TRANSCO, INC.,
                           a Delaware corporation
                           JORDAN VALLEY HOSPITAL HOLDINGS, INC.,
                           a Delaware corporation
                           MCS/AZ, INC.,
                           a Delaware corporation
                           METRO AMBULATORY SURGERY CENTER, INC.,
                           a Delaware corporation
                           PALMS OF PASADENA HOMECARE, INC.,
                           a Delaware corporation
                           PIONEER VALLEY HEALTH PLAN, INC.,
                           a Delaware corporation
                           PIONEER VALLEY HOSPITAL, INC.,
                           a Delaware corporation
                           ROCKY MOUNTAIN MEDICAL CENTER, INC.,
                           a Delaware corporation
                           SALT LAKE REGIONAL MEDICAL CENTER, INC., a Delaware corporation
                           SOUTHRIDGE PLAZA HOLDINGS, INC.,
                           a Delaware corporation
                           SSJ ST. PETERSBURG HOLDINGS, INC.,
                           a Delaware corporation
                           TAMPA BAY STAFFING SOLUTIONS, INC.,
                           a Delaware corporation


                           By: /s/ John M. Doyle
                              -------------------------------------------------
                           Name: John M. Doyle
                           Title: VP, Treasurer

                            [Signature Pages Follow]


                                                   IASIS HEALTHCARE CORPORATION
                                                               SECOND AMENDMENT

GUARANTORS (CONTINUED):    DAVIS HOSPITAL & MEDICAL CENTER, LP
                           a Delaware limited partnership
                           HEALTH CHOICE ARIZONA, INC.,
                           a Delaware corporation
                           JORDAN VALLEY HOSPITAL, LP,
                           a Delaware limited partnership
                           MEMORIAL HOSPITAL OF TAMPA, LP,
                           a Delaware limited partnership
                           MESA GENERAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ODESSA REGIONAL HOSPITAL, LP,
                           a Delaware limited partnership
                           PALMS OF PASADENA HOSPITAL, LP,
                           a Delaware limited partnership
                           SOUTHWEST GENERAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ST. LUKE'S BEHAVIORAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ST. LUKE'S MEDICAL CENTER, LP,
                           a Delaware limited partnership
                           TEMPE ST. LUKE'S HOSPITAL, LP,
                           a Delaware limited partnership
                           THE MEDICAL CENTER OF SOUTHWEST TEXAS, LP, a Delaware limited partnership
                           TOWN & COUNTRY HOSPITAL, LP,
                           a Delaware limited partnership


                           By:      IASIS HEALTHCARE HOLDINGS, INC.,
                                    general partner

                           By: /s/ John M. Doyle
                              -------------------------------------------------
                           Name: John M. Doyle
                           Title: VP, Treasurer


                           IASIS HEALTHCARE MSO SUB OF SALT LAKE
                           CITY, LLC, a Utah limited liability
                           company

                           By:        IASIS HEALTHCARE CORPORATION,
                                      manager

                           By: /s/ John M. Doyle
                              -------------------------------------------------
                           Name: John M. Doyle
                           Title: VP, Treasurer

ADMINISTRATIVE
AGENT:                     BANK OF AMERICA, N.A.,
                           as Administrative Agent

                           By: /s/ Kevin Wagley
                              -------------------------------------------------
                           Name: Kevin Wagley
                           Title: Principal


                                                   IASIS HEALTHCARE CORPORATION
                                                               SECOND AMENDMENT

LENDERS:                                BANK OF AMERICA, N.A.


                                        By: /s/ Kevin Wagley
                                           -------------------------------------
                                        Name: Kevin Wagley
                                        Title: Principal



                                        CITADEL HILL 200, LTD.


                                        By: /s/ S. Lockhart
                                           -------------------------------------
                                        Name: S. Lockhart
                                        Title: Authorized Signatory



                                        OAK HILL SECURITIES FUND, L.P.

                                        By: Oak Hill Securities GenPar, L.P.
                                            its General Partner

                                        By: Oak Hill Securities MGP, Inc.,
                                            its General Partner

                                        By: /s/ Scott D. Krase
                                           -------------------------------------
                                        Name: Scott D. Krase
                                        Title: Vice President



                                        OAK HILL SECURITIES FUND II, L.P.

                                        By: Oak Hill Securities GenPar, II, L.P.
                                            its General Partner

                                        By: Oak Hill Securities MGP, II, Inc.,
                                            its General Partner


                                        By: /s/ Scott D. Krase
                                           -------------------------------------
                                        Name: Scott D. Krase
                                        Title: Vice President

                                        OAK HILL CREDIT PARTNERS I, LIMITED

                                        By: Oak Hill CLO Management I, LLC
                                            as Investment Manager


                                        By: /s/ Scott D. Krase
                                           -------------------------------------
                                        Name: Scott D. Krase
                                        Title: Authorized Person



                                        OAK HILL CREDIT PARTNERS II, LIMITED

                                        By: Oak Hill CLO Management II, LLC
                                            as Investment Manager


                                        By: /s/ Scott D. Krase
                                           -------------------------------------
                                        Name: Scott D. Krase
                                        Title: Vice President



                                        BLACKROCK SENIOR LOAN TRUST
                                        MAGNETITE ASSET INVESTORS L.L.C
                                        MAGNETITE ASSET INVESTORS III L.L.C.
                                        MAGNETITE IV CLO, LIMITED
                                        MAGNETITE V CLO, LIMITED
                                        SENIOR LOAN FUND


                                        By: /s/ Mark J. Williams
                                           -------------------------------------
                                        Name:  Mark J. Williams
                                        Title: Authorized Signatory



                                        BALLYROCK CLO II LIMITED

                                        By: BALLYROCK Investment Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Lisa Rymut
                                           -------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer




                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        BALLYROCK CDO I LIMITED

                                        By: BALLYROCK Investment Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Lisa Rymut
                                           -------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer



                                        FIDELITY ADVISOR SERIES II:
                                        FIDELITY ADVISOR
                                        Floating Rate High Income Fund


                                        By: /s/ John H. Costello
                                           -------------------------------------
                                        Name: John H. Costello
                                        Title: Assistant Treasurer



                                        SUNAMERICA LIFE INSURANCE COMPANY

                                        By: AIG Global Investment Corp.
                                            its Investment Advisor


                                        By: /s/ W. Jeffrey Baxter
                                           -------------------------------------
                                        Name: W. Jeffrey Baxter
                                        Title: Vice President



                                        GALAXY CLO 2003-1, LTD.

                                        By: AIG Global Investment Corp.
                                            its Investment Advisor


                                        By: /s/ W. Jeffrey Baxter
                                           -------------------------------------
                                        Name: W. Jeffrey Baxter
                                        Title: Vice President



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        GALAXY CLO 1999-1, LTD.

                                        By: AIG Global Investment Corp.
                                            as Collateral Manager


                                        By: /s/ W. Jeffrey Baxter
                                           -------------------------------------
                                        Name: W. Jeffrey Baxter
                                        Title: Vice President



                                        CITICORP NORTH AMERICA, INC.


                                        By: /s/ Allen Fisher
                                           -------------------------------------
                                        Name: Allen Fisher
                                        Title: Vice President



                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Steve J. Warner
                                           -------------------------------------
                                        Name: Steve J. Warner
                                        Title: Duly Authorized Signatory



                                        KZH RIVERSIDE LLC


                                        By: /s/ Hi Hua
                                           -------------------------------------
                                        Name: Hi Hua
                                        Title: Authorized Agent



                                        KZH SOLEIL-2 LLC


                                        By: /s/ Hi Hua
                                           -------------------------------------
                                        Name: Hi Hua
                                        Title: Authorized Agent




                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        KZH SOLEIL LLC


                                        By: /s/ Hi Hua
                                           -------------------------------------
                                        Name: Hi Hua
                                        Title: Authorized Agent



                                        KZH CYPRESSTREE - 1 LLC


                                        By: /s/ Hi Hua
                                           -------------------------------------
                                        Name: Hi Hua
                                        Title: Authorized Agent



                                        KZH ING-2 LLC


                                        By: /s/ Hi Hua
                                           -------------------------------------
                                        Name: Hi Hua
                                        Title: Authorized Agent



                                        KZH STERLING LLC


                                        By: /s/ Hi Hua
                                           -------------------------------------
                                        Name: Hi Hua
                                        Title: Authorized Agent



                                        ING PRIME RATE TRUST

                                        By: Aeltus Investment Management, Inc.
                                            as its investment manager


                                        By: /s/ Michel Prince
                                           -------------------------------------
                                        Name: Michel Prince, CFA
                                        Title: Vice President



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        ING SENIOR INCOME FUND

                                        By: Aeltus Investment Management, Inc.
                                            as its investment manager


                                        By: /s/ Michel Prince
                                           -------------------------------------
                                        Name: Michel Prince, CFA
                                        Title: Vice President



                                        PILGRIM AMERICA HIGH INCOME
                                        INVESTMENTS LTD.

                                        By: ING Investment, LLC
                                            as its investment manager


                                        By: /s/ Michel Prince
                                           -------------------------------------
                                        Name: Michel Prince, CFA
                                        Title: Vice President



                                        ML CLO XV PILGRIM AMERICA
                                        (CAYMAN) LTD.

                                        By: ING Investments, LLC
                                            as its investment manager


                                        By: /s/ Michel Prince
                                           -------------------------------------
                                        Name: Michel Prince, CFA
                                        Title: Vice President



                                        KATONAH I, LTD.

                                        Katonah Capital, L.L.C., as Manager


                                        By: /s/ Ralph Della Rocca
                                           -------------------------------------
                                        Name: Ralph Della Rocca
                                        Title: Authorized Officer




                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        KATONAH II, LTD.

                                        Katonah Capital, L.L.C., as Manager


                                        By: /s/ Ralph Della Rocca
                                           -------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer



                                        KATONAH III, LTD.

                                        Katonah Capital, L.L.C., as Manager


                                        By: /s/ Ralph Della Rocca
                                           -------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer


                                        KATONAH IV, LTD.

                                        Katonah Capital, L.L.C., as Manager


                                        By: /s/ Ralph Della Rocca
                                           -------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer



                                        SEABOARD CLO 2000 LTD.

                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager


                                        By: /s/ Adrienne [Illegible]
                                           -------------------------------------
                                        Name:        [Illegible]
                                               ---------------------------------
                                        Title:       [Illegible]
                                               ---------------------------------



                                        CARLYLE HIGH YIELD PARTNERS II, LTD.


                                        By: /s/ Linda Pace
                                           -------------------------------------
                                        Name: Linda Pace
                                        Title: Managing Director




                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        CARLYLE HIGH YIELD PARTNERS, L.P.


                                        By: /s/ Linda Pace
                                           -------------------------------------
                                        Name: Linda Pace
                                        Title: Managing Director



                                        CARLYLE HIGH YIELD PARTNERS IV, LTD.


                                        By: /s/ Linda Pace
                                           -------------------------------------
                                        Name: Linda Pace
                                        Title: Managing Director



                                        CARLYLE HIGH YIELD PARTNERS III, LTD.


                                        By: /s/ Linda Pace
                                           -------------------------------------
                                        Name: Linda Pace
                                        Title: Managing Director



                                        CARLYLE LOAN OPPORTUNITY FUND


                                        By: /s/ Linda Pace
                                           -------------------------------------
                                        Name: Linda Pace
                                        Title: Managing Director



                                        AMMC CDO I, LIMITED

                                        By: American Money Management Corp.,
                                            as Collateral Manager


                                        By: /s/ David P. Meyer
                                           -------------------------------------
                                        Name: David P. Meyer
                                        Title: Vice President



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        AMMC CDO II, LIMITED

                                        By: American Money Management Corp.,
                                            as Collateral Manager


                                        By: /s/ David P. Meyer
                                           -------------------------------------
                                        Name: David P. Meyer
                                        Title: Vice President



                                        CENTURION CDO II, LTD.

                                        By: American Express Asset Management
                                            Group, Inc., as Collateral Manager


                                        By: /s/ Leanne Stavrakis
                                           -------------------------------------
                                        Name: Leanne Stavrakis
                                        Title: Director - Operations



                                        CENTURION CDO VI, LTD.

                                        By: American Express Asset Management
                                            Group, Inc., as Collateral Manager


                                        By: /s/ Leanne Stavrakis
                                           -------------------------------------
                                        Name: Leanne Stavrakis
                                        Title: Director - Operations



                                        SEQUILS CENTURION V, LTD.

                                        By: American Express Asset Management
                                            Group, Inc., as Collateral Manager


                                        By: /s/ Leanne Stavrakis
                                           -------------------------------------
                                        Name: Leanne Stavrakis
                                        Title: Director - Operations



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        FIRST DOMINION FUNDING I


                                        By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory



                                        FIRST DOMINION FUNDING II


                                        By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory



                                        FIRST DOMINION FUNDING III


                                        By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory



                                        CSAM FUNDING I


                                        By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory



                                        WINDSOR LOAN FUNDING, LIMITED

                                        By: Stanfield Capital Partners, LLC
                                            as its Investment Manager


                                        By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        STANFIELD ULTRA LTD.

                                        By: Stanfield Capital Partners, LLC
                                            as its Portfolio Manager


                                        By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner



                                        SUNAMERICA SENIOR FLOATING RATE FUND,
                                        INC.

                                        By: Stanfield Capital Partners, LLC
                                            as subadvisor


                                        By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner



                                        STANFIELD CARRERA CLO, LTD.

                                        By: Stanfield Capital Partners, LLC
                                            as its Asset Manager


                                        By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner



                                        STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                        By: Stanfield Capital Partners, LLC
                                            as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        CLYDESDALE CLO 2003 LTD.

                                        By: Nomura Corporate Research and Asset
                                            Management, Inc.
                                            as Agent


                                        By: /s/ Elizabeth MacLean
                                           -------------------------------------
                                        Name: Elizabeth MacLean
                                        Title: Director



                                        CLYDESDALE CLO 2001-1 LTD.

                                        By: Nomura Corporate Research and Asset
                                            Management, Inc.
                                            as Collateral Manager


                                        By: /s/ Elizabeth MacLean
                                           -------------------------------------
                                        Name: Elizabeth MacLean
                                        Title: Director



                                        NOMURA BOND AND LOAN FUND

                                        By: UFJ Trust Bank Limited
                                            as Trustee

                                        By: Nomura Corporate Research and Asset
                                            Management, Inc.
                                            Attorney in Fact


                                        By: /s/ Elizabeth MacLean
                                           -------------------------------------
                                        Name: Elizabeth MacLean
                                        Title: Director



                                        SPIRET IV LOAN TRUST 2003-B

                                        By: Wilmington Trust Company not in its
                                            individual Capacity but solely as
                                            trustee


                                        By: /s/ Rachel L. Simpson
                                           -------------------------------------
                                        Name: Rachel L. Simpson
                                        Title: Financial Services Officer



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        AMARA-1 FINANCE LTD.

                                        By: Patriarch Partners XI, LLC,
                                            its Managing Agent


                                        By: /s/ Lynn Tilton
                                           -------------------------------------
                                        Name: Lynn Tilton
                                        Title: Manager



                                        AMARA-2 FINANCE LTD.

                                        By: Patriarch Partners XII, LLC,
                                            its Managing Agent


                                        By: /s/ Lynn Tilton
                                           -------------------------------------
                                        Name: Lynn Tilton
                                        Title: Manager



                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-1, LTD.

                                        By: Patriarch Partners XIII, LLC,
                                            its Managing Agent


                                        By: /s/ Lynn Tilton
                                           -------------------------------------
                                        Name: Lynn Tilton
                                        Title: Manager



                                        AVALON CAPITAL LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor


                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory




                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        AVALON CAPITAL LTD. 2

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor


                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory



                                        CHARTER VIEW PORTFOLIO

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor


                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory



                                        DIVERSIFIED CREDIT PORTFOLIO LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor


                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory



                                        AIM FLOATING RATE FUND

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Sub-Advisor


                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        INVESCO EUROPEAN CDO U.S.A.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager


                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory



                                        INVESCO CBO 2000-1 LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor


                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory



                                        SEQUILS-LIBERTY, LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager


                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory



                                        SARATOGA CLO I, LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Asset Manager

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        SAWGRASS TRADING LLC


                                        By: /s/ Ann E. Morris
                                           -------------------------------------
                                        Name: Ann E. Morris
                                        Title: Asst. Vice President



                                        COLUMBIA FLOATING RATE LIMITED LIABILITY
                                        COMPANY (f/k/a Stein Roe Floating Rate
                                        Limited Liability Company)

                                        By: Columbia Management Advisors, Inc.,
                                            as Advisor


                                        By: /s/ James R. Fellows
                                           -------------------------------------
                                        Name:  James R. Fellows
                                        Title: Sr. Vice President & Portfolio
                                               Manager



                                        BEAR STEARNS INVESTMENT PRODUCTS, INC.


                                        By: /s/ Keith C. Barnish
                                           -------------------------------------
                                        Name: Keith C. Barnish
                                        Title: Authorized Signatory



                                        APEX (TRIMARAN) CDO I, LTD.

                                        By: Trimaran Advisors, L.L.C.


                                        By: /s/ David M. Millison
                                           -------------------------------------
                                        Name: David M. Millison
                                        Title: Managing Director



                                        SRF 2000, INC.


                                        By: /s/ Ann E. Morris
                                           -------------------------------------
                                        Name: Ann E. Morris
                                        Title: Asst. Vice President



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        COOKSMILL


                                        By: /s/ John R.M. Campbell
                                           -------------------------------------
                                        Name: John R.M. Campbell
                                        Title: Authorized Signatory



                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Charles Heidsieck
                                           -------------------------------------
                                        Name: Charles Heidsieck
                                        Title: Senior Vice President



                                        OPPENHEIMER SENIOR FLOATING RATE FUND


                                        By: /s/ Lisa Chaffee
                                           -------------------------------------
                                        Name: Lisa Chaffee
                                        Title: Manager



                                        HARBOURVIEW CLO IV, LTD.


                                        By: /s/ Lisa Chaffee
                                           -------------------------------------
                                        Name: Lisa Chaffee
                                        Title: Manager



                                        HARBOUR VIEW CLO V, LTD.


                                        By: /s/ Lisa Chaffee
                                           -------------------------------------
                                        Name: Lisa Chaffee
                                        Title: Manager



                                        BLACK DIAMOND CLO 1998-1, LTD.


                                        By: /s/ Alan Corkish
                                           -------------------------------------
                                        Name: Alan Corkish
                                        Title: Director



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        BLACK DIAMOND CLO 2000-1, LTD.


                                        By: /s/ Alan Corkish
                                           -------------------------------------
                                        Name: Alan Corkish
                                        Title: Director



                                        BLACK DIAMOND INTERNATIONAL FUNDING,
                                        LTD.


                                        By: /s/ Alan Corkish
                                           -------------------------------------
                                        Name: Alan Corkish
                                        Title: Director



                                        ORIX FUNDING LLC


                                        By: /s/ Ann E. Morris
                                           -------------------------------------
                                        Name: Ann E. Morris
                                        Title: Asst. Vice President



                                        VENTURE CD0 2002, LIMITED

                                        By: MJX Asset Management, LLC
                                            its Investment Advisor


                                        By: /s/ [Illegible]
                                           -------------------------------------
                                        Name: [Illegible]
                                        Title: [Illegible]



                                        VENTURE II CDO 2002, LIMITED

                                        By: MJX Asset Management, LLC.
                                            its Investment Advisor


                                        By: /s/ [Illegible]
                                           -------------------------------------
                                        Name: [Illegible]
                                        Title: [Illegible]



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        LANDMARK II CDO LIMITED

                                        By: Aladdin Capital Management, LLC
                                            as Manager


                                        By: /s/ Joseph Moroney
                                           -------------------------------------
                                        Name: Joseph Moroney
                                        Title: Director



                                        JUPITER LOAN FUNDING LLC


                                        By: /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: Diana M. Himes
                                        Title: Asst. Vice President



                                        WINGED FOOT FUNDING TRUST


                                        By: /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: Diana M. Himes
                                        Title: Authorized Agent



                                        ELT LTD.


                                        By: /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: Diana M. Himes
                                        Title: Authorized Agent



                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                        By: ING Capital Advisors, LLC
                                            as Collateral Manager


                                        By: /s/ Helen Y. Rhee
                                            ------------------------------------
                                        Name: Helen Y. Rhee
                                        Title: Director


                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        BALANCED HIGH YIELD FUND II LTD.,
                                        AS LENDER

                                        By: ING Capital Advisors LLC,
                                            as Asset Manager


                                        By: /s/ Helen Y. Rhee
                                           -------------------------------------
                                        Name: Helen Y. Rhee
                                        Title: Senior Vice President



                                        ENDURANCE CLO I, LTD.

                                        By: ING Capital Advisors, LLC
                                            as Portfolio Manager


                                        By: /s/ Helen Y. Rhee
                                           -------------------------------------
                                        Name: Helen Y. Rhee
                                        Title: Senior Vice President



                                        ING-ORYX CLO, LTD., AS A LENDER

                                        By: ING Capital Advisors, LLC
                                            as Collateral Manager


                                        By: /s/ Helen Y. Rhee
                                           -------------------------------------
                                        Name: Helen Y. Rhee
                                        Title: Senior Vice President



                                        UBS AG, STAMFORD BRANCH


                                        By: /s/ Anthony N. Joseph
                                           -------------------------------------
                                        Name:  Anthony N. Joseph
                                        Title:  Associate Director
                                                Banking Products Services, US


                                        By: /s/ Janice L. Randolph
                                           -------------------------------------
                                        Name:  Janice L. Randolph
                                        Title:  Associate Director
                                                Banking Products Services, US




                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        FRANKLIN FLOATING RATE TRUST


                                        By: /s/ Richard Hsu
                                           -------------------------------------
                                        Name: Richard Hsu
                                        Title: Assistant Vice President



                                        FRANKLIN FLOATING RATE MASTER SERIES


                                        By: /s/ Richard Hsu
                                           -------------------------------------
                                        Name: Richard Hsu
                                        Title: Assistant Vice President



                                        FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                        By: /s/ Richard Hsu
                                           -------------------------------------
                                        Name: Richard Hsu
                                        Title: Assistant Vice President



                                        FRANKLIN CLO III, LIMITED


                                        By: /s/ Richard Hsu
                                           -------------------------------------
                                        Name: Richard Hsu
                                        Title: Vice President



                                        FRANKLIN CLO IV, LIMITED


                                        By: /s/ Richard Hsu
                                           -------------------------------------
                                        Name: Richard Hsu
                                        Title: Vice President



                                        FRANKLIN CLO II, LIMITED


                                        By: /s/ Richard Hsu
                                           -------------------------------------
                                        Name: Richard Hsu
                                        Title: Vice President



                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT

                                        LONG LANE MASTER TRUST II
                                        BY FLEET NATIONAL BANK AS TRUST
                                        ADMINISTRATOR WITH RESPECT TO
                                        SERIES ECLIPSE


                                        By: /s/ Michael J. Sullivan
                                           -------------------------------------
                                        Name: Michael J. Sullivan
                                        Title: Director



                                        LCM I LIMITED PARTNERSHIP

                                        By: Lyon Capital Management LLC,
                                            as Collateral Manager


                                        By: /s/ F. Tavangar
                                           -------------------------------------
                                        Name: Farboud Tavangar
                                        Title: Senior Portfolio Manager



                                        HARCH CLO I, LTD.


                                        By: /s/ Michael E. Lewitt
                                           -------------------------------------
                                        Name: Michael E. Lewitt
                                        Title: Authorized Signatory



                                        RESIDENTIAL FUNDING CORPORATION
                                        DBA GMAC-RFC HEALTH CAPITAL


                                        By: /s/ Kevin Howell
                                           -------------------------------------
                                        Name: Kevin Howell
                                        Title: Senior Vice President




                                                    IASIS HEALTHCARE CORPORATION
                                                                SECOND AMENDMENT